EX-33.2
CitiMortgage, Inc.
P.O. Box 790013
M.S. 313
St. Louis, MO 63179-0013

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Management Assessment of Compliance with Applicable Servicing Criteria

1. CitiMortgage, Inc. (the "Servicer") is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission, as set forth in Exhibit A hereto, in connection with the servicing of 1) first lien residential mortgage loans except for (a) Freddie Mac, Fannie Mae, and Ginnie Mae residential mortgage loan securitizations unless part of a special bond program and (b) loans held for its own portfolio and 2) student loans issued subsequent to January 1, 2006, for which the Servicer performs a particular servicing function pursuant to a servicing agreement with a third party, utilizing the Citilink system (the "Platform") as of and for the year ended December 31, 2007;

2. The Servicer has engaged certain vendors (the "Vendors') to perform specific, limited or scripted activities as of and for the year ended December 31, 2007. As set forth in Exhibit A hereto, the Servicer's management has determined that these Vendors are not considered a "servicer" as defined in Item 1101(j) of Regulation AB, and the Servicer's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each Vendor as permitted by Interpretation
   17.06 of the SEC Division of Corporation Finance Manual of Publicly Available Telephone Interpretations (Interpretation 17.06). As permitted by Interpretation 17.06, management has asserted that it has policies and procedures in place designed to provide reasonable assurance that the Vendors' activities comply in all material respects with the servicing criteria applicable to each Vendor. The Servicer's management is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the Vendors and related criteria;

3. Except as set forth in paragraph 4 below, the Servicer used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria as of and for the year ended December 31, 2007;

4. The criteria listed as Inapplicable Servicing Criteria on Exhibit A hereto are inapplicable to the Servicer based on the activities it performs with respect to asset-backed securities transactions involving the Platform. For student loan transactions, all of the criteria on Exhibit A are inapplicable to the Servicer, except for 1122(d)(3)(i)(A), 1122(d)(3)(i)(B) and 1122(d)(3)(ii), based on the activities it performs with respect to asset-backed securities transactions involving the Platform;

5. The Servicer has complied, in all material respects, with the applicable servicing criteria as of and for the year ended December 31, 2007;


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6. The Servicer has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of and for the year ended December 31, 2007;

7. The Servicer has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of and for the year ended December 31, 2007; and

8. KPMG LLP, a registered public accounting firm, has issued an attestation report on the Servicer's assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2007.


February 22, 2008


By: /s/ Herb Gover
Name: Herb Gover
Title: Executive Vice President, North American Consumer Asset Operations-Senior Officer in Charge of Servicing


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Exhibit A - Citilink Platform

                                                                                                    INAPPLICABLE
                                                                       APPLICABLE                   SERVICING
                                SERVICING CRITERIA                     SERVICING CRITERIA           CRITERIA

                                                                                Performed           Performed by     NOT
                                                                                by                  subservicer(s)   performed by
                                                                                Vendor(s)           or vendor(s)     CitiMortgage
                                                                                for which           for which        or by
                                                                   Performed    CitiMortgage        CitiMortgage     subservicer(s)
                                                                   Directly     is the              is NOT the       or vendor(s)
                                                                   by           Responsible         Responsible      retained by
Reference                            Criteria                      CitiMortgage Party               Party ^1         CitiMortgage^2

                General Servicing Considerations

1122(d)(1)(i)   Policies and procedures are instituted                 X
                to monitor any performance or other
                triggers and events of default in
                accordance with the transaction
                agreements.

1122(d)(1)(ii)  If any material servicing activities                   X
                are outsourced to third parties, policies
                and procedures are instituted to monitor
                the third party's performance and
                compliance with such servicing
                activities.

1122(d)(1)(iii) Any requirements in the transaction                                                                      X
                agreements to maintain a back-up servicer
                for the loans are maintained.

1122(d)(1)(iv)  A fidelity bond and errors and                         X
                omissions policy is in effect on the
                party participating in the servicing
                function throughout the reporting period
                in the amount of coverage required by and
                otherwise in accordance with the terms of
                the transaction agreements.

                Cash Collection and Administration

1122(d)(2)(i)   Payments on loans are deposited                        X^i          X^ii
                into the appropriate custodial bank
                accounts and related bank clearing
                accounts no more than two business days
                following receipt, or such other number
                of days specified in the transaction
                agreements.

1122(d)(2)(ii)  Disbursements made via wire transfer on                X^iii        X^iv                                 X^v
                behalf of an obligor or to investor are
                made only by authorized personnel.

1122(d)(2)(iii) Advances of funds or guarantees                        X
                regarding collections, cash flows or
                distributions, and any interest or other
                fees charged for such advances, are made,
                reviewed and approved as specified in
                the transaction agreements.

1122(d)(2)(iv)  The related accounts for the                           X
                transaction, such as cash reserve
                accounts or accounts established as a
                form of overcollateralization, are
                separately maintained (e.g., with respect
                to commingling of cash) as set forth in
                the transaction agreements.

1122(d)(2)(v)   Each custodial account is maintained at                X
                a federally insured depository
                institution as set forth in the
                transaction agreements. For purposes of
                this criterion, "federally insured
                depository institution" with respect to a
                foreign financial institution means a
                foreign financial institution that meets
                the requirements of Rule 13k-1(b)(1)
                of this Securities Exchange Act.

                                                                                                    INAPPLICABLE
                                                                       APPLICABLE                   SERVICING
                                SERVICING CRITERIA                     SERVICING CRITERIA           CRITERIA

                                                                                Performed           Performed by     NOT
                                                                                by                  subservicer(s)   performed by
                                                                                Vendor(s)           or vendor(s)     CitiMortgage
                                                                                for which           for which        or by
                                                                   Performed    CitiMortgage        CitiMortgage     subservicer(s)
                                                                   Directly     is the              is NOT the       or vendor(s)
                                                                   by           Responsible         Responsible      retained by
Reference                            Criteria                      CitiMortgage Party               Party ^1         CitiMortgage^2

1122(d)(2)(vi)  Unissued checks are safeguarded so as                  X
                to prevent unauthorized access.

1122(d)(2)(vii) Reconciliations are prepared on a                      X
                monthly basis for all asset-backed
                securities related bank accounts,
                including custodial accounts and related
                bank clearing accounts. These
                reconciliations are (A) mathematically
                accurate; (B) prepared within 30
                calendar days after the bank statement
                cutoff date, or such other number of days
                specified in the transaction agreements;
                (C) reviewed and approved by someone
                other than the person who prepared the
                reconciliation; and (D) contain
                explanations for reconciling items.
                These reconciling items are resolved
                within 90 calendar days of their original
                identification, or such other number of
                days specified in the transaction
                agreements.

                Investor Remittances and Reporting

1122(d)(3)(i)   Reports to investors, including those                  X
                to be filed with the Commission, are
                maintained in accordance with the
                transaction agreements and applicable
                Commission requirements. Specifically,
                such reports (A) are prepared in
                accordance with timeframes and other
                terms set forth in the transaction
                agreements; (B) provide information
                calculated in accordance with the terms
                specified in the transaction agreements;
                (C) are filed with the Commission as
                required by its rules and regulations;
                and (D) agree with the investors' or
                trustee's records as to the total unpaid
                principal balance and number of
                loans serviced by the Servicer.

1122(d)(3)(ii)  Amounts due to investors are allocated                 X
                and remitted in accordance with
                timeframes, distribution priority and
                other terms set forth in the transaction
                agreements.

1122(d)(3)(iii) Disbursements made to an investor are                  X
                posted within two business days to the
                Servicer's investor records, or such other
                number of days specified in the transaction
                agreements.

1122(d)(3)(iv)  Amounts remitted to investors per the                  X
                investor reports agree with cancelled
                checks, or other form of payment, or
                custodial bank statements.

                Pool Asset Administration

1122(d)(4)(i)   Collateral or security on loans                        X^vi                                              X^vii
                is maintained as required by the
                transaction agreements or related mortgage
                loan documents.

1122(d)(4)(ii)  loans and related documents are                        X^viii                                            X^ix
                safeguarded as required by the
                transaction agreements.

1122(d)(4)(iii) Any additions, removals or                             X
                substitutions to the asset pool are made,
                reviewed and approved in accordance with
                any conditions or requirements in the
                transaction agreements.

                                                                                                    INAPPLICABLE
                                                                       APPLICABLE                   SERVICING
                                SERVICING CRITERIA                     SERVICING CRITERIA           CRITERIA

                                                                                Performed           Performed by     NOT
                                                                                by                  subservicer(s)   performed by
                                                                                Vendor(s)           or vendor(s)     CitiMortgage
                                                                                for which           for which        or by
                                                                   Performed    CitiMortgage        CitiMortgage     subservicer(s)
                                                                   Directly     is the              is NOT the       or vendor(s)
                                                                   by           Responsible         Responsible      retained by
Reference                            Criteria                      CitiMortgage Party               Party ^1         CitiMortgage^2

1122(d)(4)(iv)  Payments on loans, including any                       X^x          X^xi
                payoffs, made in accordance with related
                 loan documents are posted to the
                Servicer's obligor records maintained no
                more than two business days after
                receipt, or such other number of days
                specified in the transaction agreements,
                and allocated to principal, interest or
                other items (e.g., escrow) in accordance
                with the related loan documents.

1122(d)(4)(v)   The Servicer's records regarding the                   X
                loans agree with the Servicer's records with
                respect to an obligor's unpaid principal
                balance.

1122(d)(4)(vi)  Changes with respect to the terms or                   X
                status of an obligor's loans (e.g.,
                loan modifications or re-agings) are
                made, reviewed and approved by authorized
                personnel in accordance with the
                transaction agreements and related pool
                asset documents.

1122(d)(4)(vii) Loss mitigation or recovery actions                    X
                (e.g., forbearance plans, modifications
                and deeds in lieu of foreclosure,
                foreclosures and repossessions, as
                applicable) are initiated, conducted and
                concluded in accordance with
                the timeframes or other requirements
                established by the transaction
                agreements.

1122(d)(4)(viii)Records documenting collection efforts                 X
                are maintained during the period a
                loan is delinquent in accordance with
                the transaction agreements. Such records
                are maintained on at least a monthly
                basis, or such other period specified in
                the transaction agreements, and describe
                the entity's activities in monitoring
                delinquent loans including, for
                example, phone calls, letters and
                payment rescheduling plans in cases where
                delinquency is deemed temporary (e.g.,
                illness or unemployment).

1122(d)(4)(ix)  Adjustments to interest rates or rates                 X
                of return for loans with variable
                rates are computed based on the related
                loan documents.

1122(d)(4)(x)   Regarding any funds held in trust for                  X^xii        X^xiii
                an obligor (such as escrow accounts): (A)
                such funds are analyzed, in accordance
                with the obligor's loan documents,
                on at least an annual basis, or such
                other period specified in the transaction
                agreements; (B) interest on such funds is
                paid, or credited, to obligors in
                accordance with applicable loan
                documents and state laws; and (C) such
                funds are returned to the obligor within
                30 calendar days of full repayment of the
                related loans, or such other number
                of days specified in the transaction
                agreements.

1122(d)(4)(xi)  Payments made on behalf of an obligor                  X^xiv        X^xv
                (such as tax or insurance payments) are
                made on or before the related penalty or
                expiration dates, as indicated on the
                appropriate bills or notices for such
                payments, provided that such support has
                been received by the Servicer at least 30
                calendar days prior to these dates, or
                such other number of days specified in
                the transaction agreements.

1122(d)(4)(xii) Any late payment penalties in                          X^xvi        X^xvii
                connection with any payment to be made on
                behalf of an obligor are paid from the
                Servicer's funds and not charged to the
                obligor, unless the late payment was due
                to the obligor's error or omission.

1122(d)(4)(xiii)Disbursements made on behalf of an                     X^xviii      X^xix
                obligor are posted within two business
                days to the obligor's records maintained
                by the Servicer, or such other number of
                days specified in the transaction
                agreements.

1122(d)(4)(xiv) Delinquencies, charge-offs and                         X
                uncollectible accounts are recognized and
                recorded in accordance with the
                transaction agreements.

                                                                                                    INAPPLICABLE
                                                                       APPLICABLE                   SERVICING
                                SERVICING CRITERIA                     SERVICING CRITERIA           CRITERIA

                                                                                Performed           Performed by     NOT
                                                                                by                  subservicer(s)   performed by
                                                                                Vendor(s)           or vendor(s)     CitiMortgage
                                                                                for which           for which        or by
                                                                   Performed    CitiMortgage        CitiMortgage     subservicer(s)
                                                                   Directly     is the              is NOT the       or vendor(s)
                                                                   by           Responsible         Responsible      retained by
Reference                            Criteria                      CitiMortgage Party               Party ^1         CitiMortgage^2

1122(d)(4)(xv)  Any external enhancement or other                      X
                support, identified in Item
                1114(a)(1) through (3) or Item 1115 of
                Regulation AB, is maintained as set
                forth in the transaction agreements.


1 Check only those criteria which are performed by subservicer(s) or vendor(s) retained by CitiMortgage.
2 Check only those criteria which CitiMortgage does NOT (i) perform directly, (ii) take responsibility for the performance of by a
Vendor, or (iii) retain subservicer(s) or vendor(s) to perform.

Footnotes to Exhibit A Servicing Criteria

i The servicer performs all of the criterion 1122(d)(2)(i) except for the lockbox function, which is a specific, limited activity.
ii The vendor performs only the lockbox function for criterion 1122(d)(2)(i).
iii The servicer under criterion 1122(d)(2)(ii) makes authorized disbursements on behalf of an obligor for escrowed amounts and to investors and/or the paying agent for their disbursement to investors.
iv Under criterion 1122(d)(2)(ii), in specific, limited instances the tax and insurance monitoring vendors make disbursements on behalf of an obligor.
v The paying agent (another party participating in the servicing function for which the servicer is not the responsible party) makes authorized disbursements to investors.
vi The servicer prepares and ships the required loan documents to the vendor that performs the custodian function.
vii The vendor performs the custodian function.
viii The servicer prepares and ships the required loan documents to the vendor that performs the custodian function.
ix The vendor performs the custodian function.
x The servicer performs all of the criterion 1122(d)(4)(iv) except for the lockbox function, which is a specific, limited activity.
xi The vendor performs only the lockbox function for criterion 1122(d)(4)(iv).
xii The servicer performs all of the functions under criterion 1122(d)(4)(x) except for specific, limited tax and insurance monitoring activity performed by vendors.
xiii The vendors performs specific, limited tax and insurance monitoring functions for criterion 1122(d)(4)(x).
xiv The servicer performs all of the functions under criterion 1122(d)(4)(xi) except for specific, limited tax and insurance monitoring activity performed by vendors.
xv The vendors performs specific, limited tax and insurance monitoring functions for criterion 1122(d)(4)(xi).
xvi The servicer performs all of the functions under criterion 1122(d)(4)(xii) except for specific, limited tax and insurance monitoring activity performed by vendors.
xvii The vendors performs specific, limited tax and insurance monitoring functions for criterion 1122(d)(4)(xii).
xviii The servicer performs all of the functions under criterion 1122(d)(4)(xiii) except for specific, limited tax and insurance monitoring activity performed by vendors.
xix The vendors performs specific, limited tax and insurance monitoring functions for criterion 1122(d)(4)(xiii).



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CitiMortgage, Inc.
P.O. Box 790013
M.S. 313
St. Louis. MO 63179-0013

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Management Assessment of Compliance with Applicable Servicing Criteria

1. CitiMortgage, Inc (the "Servicer") is responsible for assessing compliance with the applicable servicing criteria set forth in of Item 122(d) of Regulation AB of the Securities and Exchange Commission, as set forth in Exhibit A hereto, in connection with the servicing of individual residential mortgage-backed transactions subsequent to January 1, 2006 for which the Servicer performs a particular servicing function pursuant to a servicing agreement with a third party, utilizing the Fidelity loan servicing system (the "Platform") as of and for the period March 1, 2007 through December 31, 2007;

2. The Servicer has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities as of and for the period March 1, 2007 through December 31, 2007. As set forth in Exhibit A hereto, the Servicer's management has determined that these Vendors are not considered a "servicer" as defined in Item 1101(j) of Regulation AB, and the Servicer's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each Vendor as permitted by Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Publicly Available Telephone Interpretations (Interpretation 17.06). As permitted by Interpretation 17.06, management has asserted that it has policies and procedures in place designed to provide reasonable assurance that the Vendors' activities comply in all material respects with the servicing criteria applicable to each Vendor. The Servicer's management is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the Vendors and related criteria;

3. Except as set forth in paragraph 4 below, the Servicer used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria as of and for the period March 1, 2007 through December 31, 2007;

4. The criteria listed as Inapplicable Servicing Criteria on Exhibit A hereto are inapplicable to the Servicer based on the activities it performs with respect to asset-backed securities transactions involving the Platform;

5. The Servicer has complied, in all material respects, with the applicable servicing criteria as of and for the period March 1, 2007 through December 31, 2007;

6. The Servicer has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of and for the period March 1, 2007 through December 31, 2007;

7. The Servicer has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of and for the period March 1, 2007 through December 31, 2007; and


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8. KPMG LLP, a registered public accounting firm, has issued an attestation report on the Servicer's assessment of compliance with the applicable servicing criteria as of and for the period March 1, 2007 through December 31, 2007.


February 22, 2008


By: /s/ Herb Gover
Name: Herb Gover
Title: Executive Vice President, North American Consumer Asset Operations-Senior Officer in Charge of Servicing


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Exhibit A - Fidelity Platform - March through December 2007

                                                                                                    INAPPLICABLE
                                                                       APPLICABLE                   SERVICING
                                SERVICING CRITERIA                     SERVICING CRITERIA           CRITERIA

                                                                                Performed           Performed by     NOT
                                                                                by                  subservicer(s)   performed by
                                                                                Vendor(s)           or vendor(s)     CitiMortgage
                                                                                for which           for which        or by
                                                                   Performed    CitiMortgage        CitiMortgage     subservicer(s)
                                                                   Directly     is the              is NOT the       or vendor(s)
                                                                   by           Responsible         Responsible      retained by
Reference                            Criteria                      CitiMortgage Party               Party ^1         CitiMortgage^2

                General Servicing Considerations

1122(d)(1)(i)   Policies and procedures are instituted                 X
                to monitor any performance or other
                triggers and events of default in
                accordance with the transaction
                agreements.

1122(d)(1)(ii)  If any material servicing activities                   X
                are outsourced to third parties, policies
                and procedures are instituted to monitor
                the third party's performance and
                compliance with such servicing
                activities.

1122(d)(1)(iii) Any requirements in the transaction                                                                      X
                agreements to maintain a back-up servicer
                for the loans are maintained.

1122(d)(1)(iv)  A fidelity bond and errors and                         X
                omissions policy is in effect on the
                party participating in the servicing
                function throughout the reporting period
                in the amount of coverage required by and
                otherwise in accordance with the terms of
                the transaction agreements.

                Cash Collection and Administration

1122(d)(2)(i)   Payments on loans are deposited                        X^i          X^ii
                into the appropriate custodial bank
                accounts and related bank clearing
                accounts no more than two business days
                following receipt, or such other number
                of days specified in the transaction
                agreements.

1122(d)(2)(ii)  Disbursements made via wire transfer on                X^iii
                behalf of an obligor or to investor are
                made only by authorized personnel.

1122(d)(2)(iii) Advances of funds or guarantees                        X
                regarding collections, cash flows or
                distributions, and any interest or other
                fees charged for such advances, are made,
                reviewed and approved as specified in
                the transaction agreements.

1122(d)(2)(iv)  The related accounts for the                           X
                transaction, such as cash reserve
                accounts or accounts established as a
                form of overcollateralization, are
                separately maintained (e.g., with respect
                to commingling of cash) as set forth in
                the transaction agreements.

1122(d)(2)(v)   Each custodial account is maintained at                X
                a federally insured depository
                institution as set forth in the
                transaction agreements. For purposes of
                this criterion, "federally insured
                depository institution" with respect to a
                foreign financial institution means a
                foreign financial institution that meets
                the requirements of Rule 13k-1(b)(1)
                of this Securities Exchange Act.

                                                                                                    INAPPLICABLE
                                                                       APPLICABLE                   SERVICING
                                SERVICING CRITERIA                     SERVICING CRITERIA           CRITERIA

                                                                                Performed           Performed by     NOT
                                                                                by                  subservicer(s)   performed by
                                                                                Vendor(s)           or vendor(s)     CitiMortgage
                                                                                for which           for which        or by
                                                                   Performed    CitiMortgage        CitiMortgage     subservicer(s)
                                                                   Directly     is the              is NOT the       or vendor(s)
                                                                   by           Responsible         Responsible      retained by
Reference                            Criteria                      CitiMortgage Party               Party ^1         CitiMortgage^2

1122(d)(2)(vi)  Unissued checks are safeguarded so as                  X
                to prevent unauthorized access.

1122(d)(2)(vii) Reconciliations are prepared on a                      X
                monthly basis for all asset-backed
                securities related bank accounts,
                including custodial accounts and related
                bank clearing accounts. These
                reconciliations are (A) mathematically
                accurate; (B) prepared within 30
                calendar days after the bank statement
                cutoff date, or such other number of days
                specified in the transaction agreements;
                (C) reviewed and approved by someone
                other than the person who prepared the
                reconciliation; and (D) contain
                explanations for reconciling items.
                These reconciling items are resolved
                within 90 calendar days of their original
                identification, or such other number of
                days specified in the transaction
                agreements.

                Investor Remittances and Reporting

1122(d)(3)(i)   Reports to investors, including those                  X                                                 X
                to be filed with the Commission, are               (A,B only)                                        (C,D only)
                maintained in accordance with the
                transaction agreements and applicable
                Commission requirements. Specifically,
                such reports (A) are prepared in
                accordance with timeframes and other
                terms set forth in the transaction
                agreements; (B) provide information
                calculated in accordance with the terms
                specified in the transaction agreements;
                (C) are filed with the Commission as
                required by its rules and regulations;
                and (D) agree with the investors' or
                trustee's records as to the total unpaid
                principal balance and number of
                loans serviced by the Servicer.

1122(d)(3)(ii)  Amounts due to investors are allocated                                                                   X
                and remitted in accordance with
                timeframes, distribution priority and
                other terms set forth in the transaction
                agreements.

1122(d)(3)(iii) Disbursements made to an investor are                  X
                posted within two business days to the
                Servicer's investor records, or such other
                number of days specified in the transaction
                agreements.

1122(d)(3)(iv)  Amounts remitted to investors per the                  X
                investor reports agree with cancelled
                checks, or other form of payment, or
                custodial bank statements.

                Pool Asset Administration

1122(d)(4)(i)   Collateral or security on loans                        X^iv                                              X^v
                is maintained as required by the
                transaction agreements or related mortgage
                loan documents.

1122(d)(4)(ii)  loans and related documents are                        X^vi                                              X^vii
                safeguarded as required by the
                transaction agreements.

1122(d)(4)(iii) Any additions, removals or                             X
                substitutions to the asset pool are made,
                reviewed and approved in accordance with
                any conditions or requirements in the
                transaction agreements.

1122(d)(4)(iv)  Payments on loans, including any                       X^viii       X^ix
                payoffs, made in accordance with related
                 loan documents are posted to the
                Servicer's obligor records maintained no
                more than two business days after
                receipt, or such other number of days
                specified in the transaction agreements,
                and allocated to principal, interest or
                other items (e.g., escrow) in accordance
                with the related loan documents.

                                                                                                    INAPPLICABLE
                                                                       APPLICABLE                   SERVICING
                                SERVICING CRITERIA                     SERVICING CRITERIA           CRITERIA

                                                                                Performed           Performed by     NOT
                                                                                by                  subservicer(s)   performed by
                                                                                Vendor(s)           or vendor(s)     CitiMortgage
                                                                                for which           for which        or by
                                                                   Performed    CitiMortgage        CitiMortgage     subservicer(s)
                                                                   Directly     is the              is NOT the       or vendor(s)
                                                                   by           Responsible         Responsible      retained by
Reference                            Criteria                      CitiMortgage Party               Party ^1         CitiMortgage^2

1122(d)(4)(v)   The Servicer's records regarding the                   X
                loans agree with the Servicer's records with
                respect to an obligor's unpaid principal
                balance.

1122(d)(4)(vi)  Changes with respect to the terms or                   X
                status of an obligor's loans (e.g.,
                loan modifications or re-agings) are
                made, reviewed and approved by authorized
                personnel in accordance with the
                transaction agreements and related pool
                asset documents.

1122(d)(4)(vii) Loss mitigation or recovery actions                    X
                (e.g., forbearance plans, modifications
                and deeds in lieu of foreclosure,
                foreclosures and repossessions, as
                applicable) are initiated, conducted and
                concluded in accordance with
                the timeframes or other requirements
                established by the transaction
                agreements.

1122(d)(4)(viii)Records documenting collection efforts                 X
                are maintained during the period a
                loan is delinquent in accordance with
                the transaction agreements. Such records
                are maintained on at least a monthly
                basis, or such other period specified in
                the transaction agreements, and describe
                the entity's activities in monitoring
                delinquent loans including, for
                example, phone calls, letters and
                payment rescheduling plans in cases where
                delinquency is deemed temporary (e.g.,
                illness or unemployment).

1122(d)(4)(ix)  Adjustments to interest rates or rates                 X
                of return for loans with variable
                rates are computed based on the related
                loan documents.

1122(d)(4)(x)   Regarding any funds held in trust for                  X^x          X^xi
                an obligor (such as escrow accounts): (A)
                such funds are analyzed, in accordance
                with the obligor's loan documents,
                on at least an annual basis, or such
                other period specified in the transaction
                agreements; (B) interest on such funds is
                paid, or credited, to obligors in
                accordance with applicable loan
                documents and state laws; and (C) such
                funds are returned to the obligor within
                30 calendar days of full repayment of the
                related loans, or such other number
                of days specified in the transaction
                agreements.

1122(d)(4)(xi)  Payments made on behalf of an obligor                  X^xii        X^xiii
                (such as tax or insurance payments) are
                made on or before the related penalty or
                expiration dates, as indicated on the
                appropriate bills or notices for such
                payments, provided that such support has
                been received by the Servicer at least 30
                calendar days prior to these dates, or
                such other number of days specified in
                the transaction agreements.

1122(d)(4)(xii) Any late payment penalties in                          X^xiv        X^xv
                connection with any payment to be made on
                behalf of an obligor are paid from the
                Servicer's funds and not charged to the
                obligor, unless the late payment was due
                to the obligor's error or omission.

1122(d)(4)(xiii)Disbursements made on behalf of an                     X^xvi        X^xvii
                obligor are posted within two business
                days to the obligor's records maintained
                by the Servicer, or such other number of
                days specified in the transaction
                agreements.

1122(d)(4)(xiv) Delinquencies, charge-offs and                         X
                uncollectible accounts are recognized and
                recorded in accordance with the
                transaction agreements.

1122(d)(4)(xv)  Any external enhancement or other                                                                        X
                support, identified in Item
                1114(a)(1) through (3) or Item 1115 of
                this Regulation AB, is maintained as set
                forth in the transaction agreements.


1 Check only those criteria which are performed by subservicer(s) or vendor(s) retained by CitiMortgage
2 Check only those criteria which CitiMortgage does NOT (i) perform directly, (ii) take responsibility for the performance of by a
Vendor, or (iii) retain subservicer(s) or vendor(s) to perform.

Footnotes to Exhibit A Servicing Criteria

i The servicer performs all of the criterion 1122(d)(2)(i) except for the lockbox function, which is a specific, limited activity.
ii The vendor performs only the lockbox function for criterion 1122(d)(2)(i).
iii The servicer under criterion 1122(d)(2)(ii) makes authorized disbursements on behalf of an obligor for escrowed amounts and to a master servicer and/or paying agent for their disbursement to investors.
iv The servicer prepares and ships the required loan documents to the vendor that performs the custodian function.
v The vendor performs the custodian function.
vi The servicer prepares and ships the required loan documents to the vendor that performs the custodian function.
vii The vendor performs the custodian function
viii The servicer performs all of the criterion 1122(d)(4)(iv) except for the lockbox function, which is a specific, limited activity.
ix The vendor performs only the lockbox function for criterion 1122(d)(4)(iv).
x The servicer performs all of the functions under criterion 1122(d)(4)(x) except for specific, limited tax and insurance monitoring activity performed by vendors.
xi The vendors perform specific, limited tax and insurance monitoring functions for criterion 1122(d)(4)(x).
xii The servicer performs all of the functions under criterion 1122(d)(4)(xi) except for specific, limited tax and insurance monitoring activity performed by vendors.
xiii The vendors perform specific, limited tax and insurance monitoring functions for criterion 1122(d)(4)(xi).
xiv The servicer performs all of the functions under criterion 1122(d)(4)(xii) except for specific, limited tax and insurance monitoring activity performed by vendors.
xv The vendors perform specific, limited tax and insurance monitoring functions for criterion 1122(d)(4)(xii).
xvi The servicer performs all of the functions under criterion 1122(d)(4)(xiii) except for specific, limited tax and insurance monitoring activity performed by vendors.
xvii The vendors perform specific, limited tax and insurance monitoring functions for criterion 1122(d)(4)(xiii).
